                                                                  Exhibit (c)(2)
                                                                  --------------

                                                                 ADVANCING IDEAS

INVESTMENT BANKING




PROJECT FOREST                                  Minneapolis
PRESENTATION TO THE BOARD OF DIRECTORS          Menlo Park
                                                Seattle
                                                Chicago
                                                San Francisco
                                                Los Angeles
                                                New York
                                                London
                                                Geneva
October 11, 2000                                Tel Aviv
                                         ---------------------------------------




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                                                                 ADVANCING IDEAS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Overview of Transaction                                                       1

Summary of Due Diligence Procedures                                           2

Market Information                                                            3

Summary of Analyses                                                           4
  .  Aggregate Consideration
  .  Premium Analysis
  .  Comparable Public Company Analysis
  .  M&A Multiple Analysis
  .  Discounted Cash Flow Analysis

APPENDICES
----------
Historical & Projected Financial Information                                  A
Comparable Public Company Analysis Detail                                     B





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                                                                 ADVANCING IDEAS

                            OVERVIEW OF TRANSACTION















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

                                                                 ADVANCING IDEAS

OVERVIEW OF TRANSACTION
Company Backgrounds
--------------------------------------------------------------------------------

 .    Swan, headquartered in Jersey City, New Jersey, acts as a broker dealer, providing wholesale market making of NASDAQ and Small-Cap securities; provides deep discount retail brokerage services; and provides related financial services, including online services. Swan Capital Markets trades over 4,000 NASDAQ and Small-Cap securities as market maker and principal for its own account.

 .    Rhine, headquartered in Frankfurt, Germany, provides a broad range of banking, investment, fund management, securities, credit card, mortgage, leasing and insurance services worldwide. The Company provides its services to retailers and private clients, corporations and financial institutions, as well as multi-national conglomerates. Rhine also offers a variety of financial consulting and advisory services and has recently set up a pan-European online broker as part of its new European strategy. Rhine has over $800 billion in assets.

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                                                                 ADVANCING IDEAS

OVERVIEW OF TRANSACTION
Transaction Structure
--------------------------------------------------------------------------------

 .    AGGREGATE CONSIDERATION

     -    $49.00 cash for each Swan outstanding share

     - Outstanding options of Swan shall receive the excess of the consideration over the exercise price, if any; provided that existing stock options, which the per share price is equal to or greater than the merger consideration shall receive $2.00 per share as further set forth in the Agreement

 .    STRUCTURE

     -    Reverse triangular merger

     -    Purchase accounting

 .    TIMING

     - Commence tender offer within seven business days following announcement

     - File Schedule TO with the SEC on date of commencement of the tender offer

     - File Schedule 14D-9 with the SEC on date of commencement of the tender offer

     -    File HSR as soon as practicable

     - Consummate Transaction within twenty business days of commencement of offer, assuming the number of shares tendered represents at least a majority of the outstanding shares on a fully diluted basis

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                                                                 ADVANCING IDEAS

OVERVIEW OF TRANSACTION
Transaction Structure (continued)
--------------------------------------------------------------------------------

 .  OTHER

   - The Parties to the Transaction have entered into a Stockholder Tender Option Agreement as further set forth in the Agreement

   - The Merger Agreement contains a non-solicitation clause with regard to other potential acquirors (subject to fiduciary out)

   - The Merger Agreement contains a termination fee payable to Rhine for breach, as further set forth in the Merger Agreement

   - The Parties to the Transaction have entered into an Employee Retention Plan and Benefit Continuation Agreement as further set forth in the Agreement

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                                                                 ADVANCING IDEAS






                      SUMMARY OF DUE DILIGENCE PROCEDURES






















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

                                                                 ADVANCING IDEAS

SUMMARY OF DUE DILIGENCE PROCEDURES
Due Diligence
--------------------------------------------------------------------------------

 .  Meetings with members of Swan management, including:

   -  Arthur Kontos, President & Chief Executive Officer

   -  Daniel Fishbane, Executive Vice President & Chief Financial Officer

   -  Frank Lawatsch, General Counsel & Executive Vice President

 .  Visits to Swan's headquarters in Jersey City, New Jersey

 .  Conversations with Swan's external counsel

 .  Among other things, reviewed the following:

   -  Draft Merger Agreement as of October 11, 2000

   -  Annual report on Form 10-K for the year ended May 31, 2000

   - Press Release and draft 10-Q report for quarterly period ending August 31, 2000

   -  Proxy Statement dated September 6, 2000

   -  Form 8-K report dated May 18, 2000 of Securities Purchase Agreement

   - Certain projected financial data provided by Swan's management for the fiscal years ending May 31, 2001, 2002, 2003, 2004

   -  Various press releases

   -  Certain analyst reports

   -  Historical stock prices and trading activity

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                                                                 ADVANCING IDEAS

                               MARKET INFORMATION




















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

                                                                 ADVANCING IDEAS

MARKET INFORMATION

($ in 000's, except per share data)
                                                                     --------
                                                                       Swan
                                                                     --------
STOCK PRICE (AS OF 10/9/00)
        -- Last Close                                                  $25.25
        -- 30 Day Average                                              $31.55
        -- 60 Day Average                                              $33.35
        -- 90 Day Average                                              $33.92
        -- 180 Day Average                                             $32.00

IN THE 52 WEEK PERIOD ENDING 10/9/00, THE STOCK HAS TRADED AT:
        -- A Low Of                                                    $20.38
        -- A High Of                                                   $59.25
        -- An Average Daily Volume Of (in 000s)                           392

SUMMARY CAPITALIZATION:
        Common Stock Outstanding (1)                                   21,293
        Last Close                                                     $25.25
                                                                     --------
        MARKET CAPITALIZATION                                        $537,644
                                                                     ========
ESTIMATES SUMMARY: (2)
        LTM Revenue (3)                                              $400,860
        CY 2000 Revenue Estimate                                     $385,872
        CY 2001 Revenue Estimate                                     $442,238

        LTM EPS                                                         $1.78
        CY 2000 EPS Estimate                                            $1.27
        CY 2001 EPS Estimate                                            $1.31

Multiples:
        LTM EPS                                                          14.2x
        CY 2000 EPS                                                      20.0x
        CY 2001 EPS                                                      19.3x

        Book Value                                                        1.2x

Research Coverage
        Number of Analysts                                                  4
        Strong Buys/Buys                                                    2
        Recent Mean 12-Month Price Target                              $37.00

Institutional Ownership as a % of Common Shares Outstanding              44.0%
Approximate Number of Employees                                           900
Primary Stock Exchange                                                   NYSE
Core Brokerage Accounts                                               268,900
Avg. Customer Assets/Core Account                                     $41,651

(1) Balance sheet information per latest 10-Q filing and fully diluted shares per management; treasury method applied.
(2) Revenue and EPS estimates for Swan per Swan's management.
(3) Includes gain on Aether investment.

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                                                                 ADVANCING IDEAS

MARKET INFORMATION

Swan First Call Analyst Coverage

---------------------------------------------------------------------------------------------
                                                                     Recent Price
Company                         Analyst              Latest Report     Target(1)    Rating
---------------------------------------------------------------------------------------------

US Bancorp Piper Jaffray        Stephen C. Franco       9/28/00          NA       Strong Buy
Credit Suisse First Boston      James Marks             9/27/00          NA       Strong Buy
Prudential Securities           Eva A. Radtke           9/29/00         $42       Accumulate
UBS Warburg                     Diane B. Glossman       9/28/00         $32       Hold

(1) Prudential price target is from report dated September 27, 2000 UBS price target is from report dated September 26, 2000

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                                                                 ADVANCING IDEAS


MARKET INFORMATION - SWAN

Relative Price Chart - Year to Date

--------------------------------------------------------------------------------
Price Performance since December 31, 1999
--------------------------------------------------------------------------------
Swan                                                                 -3.8%
Market Maker Comparables(1)                                         -22.0%
Online Broker Comparables(2)                                         -0.1%
Nasdaq                                                              -17.5%
NYSE Composite                                                        0.5%
--------------------------------------------------------------------------------


                                    [GRAPH]


(1) Market Maker Comparables include NITE, ITG, and LAB.
(2) Online Broker Comparables include AMTD, DIR, EGRP, SCH, and TWE.



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                                                                 ADVANCING IDEAS

MARKET INFORMATION-SWAN

Swan Comparable Company Descriptions
--------------------------------------------------------------------------------

Market makers

 . KNIGHT TRADING GROUP- is a leading market maker in NASDAQ securities and in the Third Market, which is the over-the-counter market in exchange-listed equity securities, primarily those listed on the New York Stock Exchange and the American Stock Exchange.

 . INVESTMENT TECHNOLOGY GROUP- provides equity trading services and transaction research to institutional investors and brokers, using technology to increase the effectiveness and lower the cost of trading.


 .  LABRANCHE & CO.- one of the oldest and largest specialist firms on the New
   York Stock Exchange. The Company's role is to maintain, as far as practicable, a fair and orderly market in the Company's specialist stocks.

Online brokers

 . AMERITRADE- a provider of online discount, technology-based brokerage services to retail investors through a variety of mediums, primarily through the Internet.

 . CHARLES SCHWAB- one of the nation's leading financial services providers, the Company offers its products and services via: the Internet, 340 branch offices, speech recognition and touch-tone telephone technologies, and access to professionals.

 . DLJDIRECT- a provider of online discount brokerage and related investment services, offering customers automated securities order placement and information and research capabilities through the Internet and online service providers.

 . E*TRADE- is a provider of online investing services, offering automated order placement and execution, along with a suite of products and services that can be personalized, including portfolio tracking, Java-based charting and quote applications, real-time market commentary and analysis, news and other information services.

 . TD WATERHOUSE- a global online broker and a provider of online investing services and related financial products, including banking, investment news, mutual fund and other consumer financial products and services, and clearing and execution services to correspondents and other broker-dealers.

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                                                                 ADVANCING IDEAS






                              SUMMARY OF ANALYSES















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

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Consideration
in 000's except per share values

--------------------------------------------------------------------------------
Consideration - Aggregate
--------------------------------------------------------------------------------
  Swan's Fully Diluted Shares Outstanding                                21,699
  Offer Price per Swan Share                                             $49.00
                                                                   -------------
  Consideration for Fully Diluted Shares                             $1,063,228
  Consideration for Out of the Money Options                             $1,475
                                                                   -------------
  Aggregate Consideration Value                                      $1,064,703
                                                                   -------------
--------------------------------------------------------------------------------

Aggregate Consideration as a Multiple of Revenue:
  LTM ending August 31, 2000                                          2.7x
  CY 2000                                                             2.8x
  CY 2001                                                             2.4x

Aggregate Consideration as a Multiple of Net Income:
  LTM ending August 31, 2000                                         27.5x
  CY 2000                                                            39.5x
  CY 2001                                                            38.2x

Aggregate Consideration as a Multiple of Book Value
  Latest quarter ended August 31, 2000                                2.4x


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                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

--------------------------------------------------------------------------------
Premium Analysis
--------------------------------------------------------------------------------
                                                               PREMIUM TO
                               SHARE PRICE     ACQUISITION       SWAN'S
TIME PERIOD (1)                   SWAN             PRICE       SHARE PRICE
--------------------------------------------------------------------------------

1 Day                            $25.25           $49.00          94.1%
1 Week                           $28.31           $49.00          73.1%
1 Month                          $30.50           $49.00          60.7%
10 Day Average                   $28.41           $49.00          72.5%
20 Day Average                   $31.08           $49.00          57.7%
30 Day Average                   $31.55           $49.00          55.3%
60 Day Average                   $33.35           $49.00          46.9%
90 Day Average                   $33.92           $49.00          44.5%
180 Day Average                  $32.00           $49.00          53.1%
Year-to-Date Average             $32.95           $49.00          48.7%
Latest 12 Months Average         $32.08           $49.00          52.8%

--------------------------------------------------------------------------------
Trading Range Summary
--------------------------------------------------------------------------------
                                                                    ACQUISITION
                                                      ACQUISITION    PRICE AS
TIME PERIOD (1)                  LOW         HIGH        PRICE        % HIGH
--------------------------------------------------------------------------------

30 Days                        $24.25       $37.81      $49.00        129.6%
90 Days                        $24.25       $39.88      $49.00        122.9%
Latest 12 Months               $20.38       $59.25      $49.00         82.7%

(1) As of October 9, 2000.


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                                                                 ADVANCING IDEAS

SWAN PRICE VOLUME CHART LAST TWELVE MONTHS

                                    * Aquisition price of $49.00 per share

                                    [GRAPH]

(1) Stock data ending 10/9/00.

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                                                                 ADVANCING IDEAS

HISTORICAL TRADING ANALYSIS OF SWAN
6/22/99 - 10/9/00 (1)

                 * The Weighted Average Stock Price is $37.24

                   -----------------------------------------
                                 Trading Data
                   -----------------------------------------
                          Price                   Percentage
                          Range                     Traded
                   =========================================
                   (LESS THAN) $24.00                  4%
                   (LESS THAN) $28.00                 23%
                   (LESS THAN) $32.00                 39%
                   (LESS THAN) $36.00                 60%
                   (LESS THAN) $40.00                 69%
                   (LESS THAN) $44.00                 72%
                   -----------------------------------------
                   (LESS THAN) $49.00                 81%
                   -----------------------------------------
                   (LESS THAN) $52.00                 85%
                   (LESS THAN) $56.00                 92%
                   (LESS THAN) $60.00                100%
                   -----------------------------------------

                                    [GRAPH]

(1) 6/22/99 was the date of Swan's secondary offering.
(2) Chart derived using daily closing prices.

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                                                                 ADVANCING IDEAS

SUMMARY SWAN OWNERSHIP

Total Shares Outstanding (1)                             21,005,037
Total Options Outstanding (1)                             1,914,329

Insider Holdings (2)                                      6,262,394
Institutional Holdings (2)                                9,330,671
Implied Retail Holdings                                   5,411,972

* Total Institutional period over period net outflow of 944,669 shares; represents 112 institutions.

                                  [PIE CHART]

                 Insider Holdings                          30%
                 Implied Retail Holdings                   26%
                 Institutional Holdings                    44%

------------------------------------------------------------------------------------------------------------------------------------

Top 20 Institutions(2)                 Filing Date   Current Holdings    Prior Holdings    Change in        Average Stock Price
                                                                                           Holdings *      during Filing Period (3)
------------------------------------------------------------------------------------------------------------------------------------

White Rock Capital Management, L.P.     09/13/2000      1,301,900            326,900        975,000               $33.88
Fiduciary Trust Co. International       06/30/2000        508,000            297,000        211,000               $30.98
Loomis, Sayles & Company, L.P.          06/30/2000        489,653            296,000        193,653               $30.98
Deutsche Asset Management (US)          06/30/2000        399,444            517,282       -117,838               $30.98
Franklin Advisers, Inc.                 06/30/2000        300,000            300,000              0               $30.98
Barclays Global Investors, N.A.         06/30/2000        254,834            201,966         52,868               $30.98
Mellon Bank Corp                        06/30/2000        229,742            119,592        110,150               $30.98
Westpeak Investment Advisors, L.P.      06/30/2000        182,300            162,100         20,200               $30.98
The Vanguard Group                      06/30/2000        174,200            163,500         10,700               $30.98
Dimensional Fund Advisors, Inc.         06/30/2000        144,200            151,100         -6,900               $30.98
Franklin Portfolio Associates           06/30/2000        141,800             58,400         83,400               $30.98
Bank of America Investment Mgmt (MO)    06/30/2000        119,375             38,200         81,175               $30.98
Goldman Sachs Asset Management (US)     06/30/2000        110,900             31,900         79,000               $30.98
TIAA-CREF Investment Management Inc.    06/30/2000         96,300             94,500          1,800               $30.98
Teacher Retirement System of Texas      06/30/2000         96,000            106,000        -10,000               $30.98
Smith Barney Asset Management           06/30/2000         89,514            117,982        -28,468               $30.98
Pennsylvania Public School Employees    06/30/2000         83,858                  0         83,858               $30.98
State Street Bank and Tr. Co. Boston    06/30/2000         79,529             78,379          1,150               $30.98
Caxton Associates, L.L.C.               06/30/2000         78,900                  0         78,900               $30.98
SIFE Trust Fund                         06/30/2000         77,600             77,600              0               $30.98
------------------------------------------------------------------------------------------------------------------------------------


(1) Per management.
(2) Source: Bloomberg, Swan Proxy, and 13F filings.
(3) Stock Price Average for 3 months prior to filing date.

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                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

-----------------------------------------------------------------------------------------------------------------
Comparable Public Company Analysis - Market Makers                    Comparable Public Companies [3] (1)
-----------------------------------------------------------------------------------------------------------------
                                                            Swan @49.00      Low       Mean      Median      High
-----------------------------------------------------------------------------------------------------------------
Aggregate Consideration / LTM Revenues (2)                      2.7x        2.6x       4.0x       4.0x       5.4x
Aggregate Consideration / CY 2000 Revenue Estimates (3)         2.8x        2.4x       3.1x       3.1x       3.8x
Aggregate Consideration / CY 2001 Revenue Estimates (3)         2.4x        2.0x       2.6x       2.6x       3.2x
LTM P/E Ratio (2)                                              27.5x       10.9x      16.6x      18.4x      20.5x
CY 2000 P/E Ratio (3)                                          39.5x       11.5x      15.5x      17.1x      17.8x
CY 2001 P/E Ratio (3)                                          38.2x       10.6x      13.4x      14.1x      15.6x
Price / Book (4)                                                2.4x        4.4x       5.2x       4.6x       6.8x
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Comparable Public Company Analysis - Online Brokers                   Comparable Public Companies [5] (1)
-----------------------------------------------------------------------------------------------------------------
                                                           Swan @49.00       Low       Mean      Median      High
-----------------------------------------------------------------------------------------------------------------
Aggregate Consideration / LTM Revenues (2)                      2.7x        1.9x       4.5x       4.2x       8.5x
Aggregate Consideration / CY 2000 Revenue Estimates (3)         2.8x        1.7x       4.0x       3.9x       7.2x
Aggregate Consideration / CY 2001 Revenue Estimates (3)         2.4x        1.3x       3.2x       2.7x       6.2x
LTM P/E Ratio (2)                                              27.5x       32.9x      41.1x      41.1x      49.4x
CY 2000 P/E Ratio (3)                                          39.5x       29.9x      37.3x      37.3x      44.8x
CY 2001 P/E Ratio (3)                                          38.2x       16.4x      32.7x      37.5x      50.2x
Price / Book (4)                                                2.4x        2.4x       6.1x       2.9x      11.5x
Core Brokerage Accounts (000s)                                   269       1,000      3,040      2,722      7,300
Avg. Customer Assets/Core Account                            $41,651     $20,829    $54,028    $29,871   $137,438
-----------------------------------------------------------------------------------------------------------------

(1) Comparable Public Company estimates per First Call and IBES.
(2) Swan's LTM data includes twelve months ended August 31, 2000.
(3) Per Swan's management.
(4) Fully diluted equity value.

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                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

------------------------------------------------------------------------------------------------------------------------------------

Comparable Transaction Analysis - Market Makers                       Comparable Transactions [3]
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swan @49.00      Low       Mean      Median      High
------------------------------------------------------------------------------------------------------------------------------------

Aggregate Consideration / LTM Revenues (1) (2)                  2.7x        1.8x       3.4x       3.4x       4.9x
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

Comparable Transaction Analysis - Traditional Brokers                 Comparable Transactions [10]
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swan @49.00      Low       Mean      Median      High
------------------------------------------------------------------------------------------------------------------------------------

Aggregate  Consideration  / LTM Revenues (1)                    2.7x        0.8x       2.0x       1.6x       4.2x
Aggregate Consideration  / LTM Net Income (1)                  27.5x       11.3x      16.6x      16.2x      25.9x
Price / Book (3)                                                2.4x        1.8x       2.7x       2.5x       4.4x
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

Premium Analysis                                                      Comparable Transactions [10]
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swan @49.00      Low       Mean      Median      High
------------------------------------------------------------------------------------------------------------------------------------

1 Day Premium                                                  94.1%       -7.7%      15.7%       17.6%     47.2%
1 Week Premium                                                 73.1%        0.0%      27.2%       25.1%     64.0%
1 Month Premium                                                60.7%       -1.0%      31.8%       32.0%     70.4%
------------------------------------------------------------------------------------------------------------------------------------


(1) Swan's LTM data includes twelve months ended August 31, 2000.
(2) LTM revenues per equity research analysts.
(3) Fully diluted equity value.

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                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

-------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - P/E Terminal Multiple (1)
-------------------------------------------------------------------------------------------------------
                                                      Swan @ $49.00       Low     Midpoint        High
-------------------------------------------------------------------------------------------------------
Aggregate Consideration Value Per Share                  $49.00         $30.95     $35.75        $41.06
-------------------------------------------------------------------------------------------------------

(1) Based on discount rates of 18% - 22% and terminal P/E multiples of 18.0x - 22.0x.

------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Price/Book Terminal Multiple (1)
------------------------------------------------------------------------------------------------------
                                                      Swan @ $49.00       Low     Midpoint       High
------------------------------------------------------------------------------------------------------
Aggregate Consideration Value Per Share                  $49.00          $32.65    $41.75       $51.91
------------------------------------------------------------------------------------------------------

(1) Based on discount rates of 18% - 22% and terminal Price/Book multiples of 2.0x - 3.0x.

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

                                                                 ADVANCING IDEAS








                               PREMIUM ANALYSIS










Project Forest

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Premium Analysis
--------------------------------------------------------------------------------

Overview

 . The Premium Analysis involves a review of mergers and acquisitions involving the sale of public companies. The analysis examines the premiums represented by the transaction values as compared to the market prices of the targets at certain points in time. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

Transaction Selection Process-General

 . The comparable transactions used in this analysis were selected based on the following:

   - Acquisition of companies with primary SIC codes of 6211 (Securities Brokers/Dealers)

   -  Minimum transaction size of $200 million

   -  Public targets in which 100% of the company was acquired

   -  Deals announced between 10/27/98 and 9/28/00

   -  Excludes repurchases, minority interests, and hostile transactions

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

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Premium Analysis

--------------------------------------------------------------------------------
Premium Analysis                               Comparable Transactions [10]
--------------------------------------------------------------------------------
                            Swan @$49.00    Low     Mean      Median     High
--------------------------------------------------------------------------------
1 Day Premium                   94.1%      -7.7%    15.7%      17.6%     47.2%
1 Week Premium                  73.1%       0.0%    27.2%      25.1%     64.0%
1 Month Premium                 60.7%      -1.0%    31.8%      32.0%     70.4%
--------------------------------------------------------------------------------

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

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Premium Analysis

                                                                                                  TARGET      TARGET
                                                                                                    NET        NET
                                                                                                   SALES      INCOME
  DATE         DATE                                                               EQUITY VALUE      LTM        LTM     BOOK VALUE
ANNOUNCED   EFFECTIVE   TARGET NAME                  ACQUIROR NAME                   ($MIL)       ($MIL)      ($MIL)     ($MIL)
------------------------------------------------------------------------------------------------------------------------------------

09/28/2000  Pending     Dain Rauscher Corp           Royal Bank of Canada           $1,409.6    $1,091.4      $87.2      $469.0
08/30/2000  Pending     Donaldson Lufkin & Jenrette  Credit Suisse First Boston     $8,140.0    $8,710.7     $720.8    $4,317.2
07/12/2000  Pending     PaineWebber Group Inc        UBS AG                        $13,940.3    $8,168.2     $537.6    $3,191.0
04/28/2000  06/12/2000  JC Bradford & Co             PaineWebber Group Inc            $620.0      $564.5      $46.7      $178.0
09/28/1999  12/10/1999  Hambrecht & Quist Group Inc  Chase Manhattan Corp           $1,374.0      $495.6      $78.7      $434.2
09/28/1999  03/16/2000  Ragen MacKenzie Group Inc    Wells Fargo & Co                 $257.3       $84.4      $15.9      $120.6
08/31/1999  12/01/1999  OLDE Financial Corp          H&R Block Inc                    $850.0      $384.0      $56.7      $386.5
06/17/1999  08/13/1999  First Marathon Inc           National Bank of Canada          $486.6      $116.3      $24.6      $276.9
04/26/1999  10/01/1999  EVEREN Capital Corp          First Union Corp               $1,171.7      $817.3      $69.2      $420.0
10/27/1998  04/01/1999  Interstate/Johnson Lane Inc  Wachovia Corp                    $210.8      $257.6      $14.7      $103.6

                                                                          ----------------------------------------------------
                                                                                             Valuation Metrics
                                                                          ----------------------------------------------------
                                                                                     EQUITY
                                                                            EQUITY   VALUE/  EQUITY
  DATE      DATE                                                            VALUE/   LTM NET VALUE/   1 DAY   1 WEEK   1 MONTH
ANNOUNCED   EFFECTIVE   TARGET NAME              ACQUIROR NAME            LTM SALES  INCOME   BOOK   PREMIUM  PREMIUM  PREMIUM
------------------------------------------------------------------------------------------------------------------------------
09/28/2000  Pending     Dain Rauscher Corp       Royal Bank of Canada        1.3x    16.2x    3.0x    18.9%    24.0%    18.3%  (1)
08/30/2000  Pending     Donaldson Lufkin &
                           Jenrette              Credit Suisse First Boston  0.9x    11.3x    1.9x     9.9%    49.2%    70.4%  (2)
07/12/2000  Pending     PaineWebber Group Inc    UBS AG                      1.7x    25.9x    4.4x    47.2%    64.0%    50.8%  (3)
04/28/2000  06/12/2000  JC Bradford & Co         PaineWebber Group Inc       1.1x    13.3x    3.5x       NA       NA       NA  (4)
09/28/1999  12/10/1999  Hambrecht & Quist Group
                           Inc                   Chase Manhattan Corp        2.8x    17.5x    3.2x    21.8%    26.2%    30.3%
09/28/1999  03/16/2000  Ragen MacKenzie Group
                           Inc                   Wells Fargo & Co            3.1x    16.1x    2.1x    16.2%    11.8%    33.7%  (5)
08/31/1999  12/01/1999  OLDE Financial Corp      H&R Block Inc               2.2x    15.0x    2.2x       NA       NA       NA
06/17/1999  08/13/1999  First Marathon Inc       National Bank of Canada     4.2x    19.8x    1.8x    -7.1%     0.0%    -1.0%  (6)
04/26/1999  10/01/1999  EVEREN Capital Corp      First Union Corp            1.4x    16.9x    2.8x    26.5%    32.0%    48.5%  (7)
10/27/1998  04/01/1999  Interstate/Johnson
                           Lane Inc              Wachovia Corp               0.8x    14.3x    2.0x    -7.7%    10.1%     3.7%  (8)

                                                                  -----------------------------------------------------------
                                                                  Low        0.8x    11.3x    1.8x    -7.7%     0.0%    -1.0%
                                                                  Mean       2.0x    16.6x    2.7x    15.7%    27.2%    31.8%
                                                                  Median     1.6x    16.2x    2.5x    17.6%    25.1%    32.0%
                                                                  High       4.2x    25.9x    4.4x    47.2%    64.0%    70.4%
                                                                  -----------------------------------------------------------

(1) Assumes 12.88 million shares and 1.96 million CSEs acquired for $95.00 per share.
(2) Assumes 127.85 million shares acquired for $90.00 per share for the public shareholders, plus $5.75 billion in stock and $2.39 billion in cash for AXA Financial and affiliates. Net Sales and Net Income reflect the last twelve months ending June 30, 2000.
(3) Assumes 147.8 million common shares and 41.9 million CSEs at $73.50 per share; LTM revenue and net income is twelve months ended June 30, 2000, and book value per 10-Q ended June 30, 2000.
(4) Per Press Release dated 4/28/00; Income statement and balance sheet items per U.S. Bancorp Piper Jaffray.
(5) Per Press Release date 3/16/00; Each Ragen MacKenzie share is exhanged for
    0.5208 shares of Wells Fargo & Co common stock. Per 10-K; LTM revenue and net income is twelve months ended Sept. 24, 1999, and book value is at Sept. 24, 1999.
(6) Per Press Release dated 6/17/99; Exchange Ratio of .683 CD per US Dollar
(7) Assumes 35.2 million common shares and 3.0 million CSEs at $30.53 per share.
(8) Assumes 6.52 million common shares and 0.2 CSEs at $31.37 per share.

Data Source: SDC Platinum
10/27/98 - 9/28/00

Project Forest                        25      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS









                      COMPARABLE PUBLIC COMPANY ANALYSIS
















Project Forest

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Comparable Public Company Analysis
--------------------------------------------------------------------------------

Overview

 . The Comparable Public Company Analysis reviews securities of publicly-traded companies deemed comparable to Swan's business. It is generally accepted that share pricing in the public market reflects the value of a minority interest and does not reflect any control premium. Further, share pricing in the public market incorporates a wide range of factors including general economic conditions, interest rates, inflation and investor perceptions.

Selection Process

 . The analysis focused on publicly-traded companies engaged primarily in the online brokerage and market making universes

 .  Market capitalizations between $635 million and $42 billion

 .  Companies which U.S. Bancorp Piper Jaffray deemed similar to Swan's business

 .  The search yielded three companies for market makers:

      Investment Technology Group
      Knight Trading Group
      LaBranche

 .  The search yielded five companies for online brokers:

      Ameritrade               E*Trade
      Charles Schwab           TD Waterhouse
      DLJdirect

Project Forest                        27      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

Comparable Public Company Analysis

----------------------------------------------------------------------------------------------------------------
Comparable Public Company Analysis - Market Makers                    Comparable Public Companies [3] (1)
----------------------------------------------------------------------------------------------------------------
                                                            Swan @$49.00    Low       Mean     Median       High
----------------------------------------------------------------------------------------------------------------
Aggregate Consideration / LTM Revenues (2)                      2.7x       2.6x       4.0x       4.0x       5.4x
Aggregate Consideration / CY 2000 Revenue Estimates (3)         2.8x       2.4x       3.1x       3.1x       3.8x
Aggregate Consideration / CY 2001 Revenue Estimates (3)         2.4x       2.0x       2.6x       2.6x       3.2x
LTM P/E Ratio (2)                                              27.5x      10.9x      16.6x      18.4x      20.5x
CY 2000 P/E Ratio (3)                                          39.5x      11.5x      15.5x      17.1x      17.8x
CY 2001 P/E Ratio (3)                                          38.2x      10.6x      13.4x      14.1x      15.6x
Price / Book (4)                                                2.4x       4.4x       5.2x       4.6x       6.8x
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Comparable Public Company Analysis - Online Brokers                   Comparable Public Companies [5] (1)
----------------------------------------------------------------------------------------------------------------
                                                            Swan @$49.00     Low       Mean     Median      High
----------------------------------------------------------------------------------------------------------------
Aggregate Consideration / LTM Revenues (2)                      2.7x        1.9x       4.5x      4.2x       8.5x
Aggregate Consideration / CY 2000 Revenue Estimates (3)         2.8x        1.7x       4.0x      3.9x       7.2x
Aggregate Consideration / CY 2001 Revenue Estimates (3)         2.4x        1.3x       3.2x      2.7x       6.2x
LTM P/E Ratio (2)                                              27.5x       32.9x      41.1x     41.1x      49.4x
CY 2000 P/E Ratio (3)                                          39.5x       29.9x      37.3x     37.3x      44.8x
CY 2001 P/E Ratio (3)                                          38.2x       16.4x      32.7x     37.5x      50.2x
Price / Book (4)                                                2.4x        2.4x       6.1x      2.9x      11.5x
Core Brokerage Accounts (000s)                                   269       1,000      3,040     2,722      7,300
Avg. Customer Assets/Core Account                            $41,651     $20,829    $54,028   $29,871   $137,438
----------------------------------------------------------------------------------------------------------------

(1) Comparable Public Company estimates per First Call and IBES.
(2) Swan's LTM data includes twelve months ended August 31, 2000.
(3) Per Swan's management.
(4) Fully diluted equity value.

Project Forest                        28      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS








                             M&A MULTIPLE ANALYSIS
















Project Forest

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

M&A Multiple Analysis
--------------------------------------------------------------------------------

Overview

 . The Merger and Acquisition Multiple Analysis encompasses a review of transactions involving acquired entities deemed comparable to Swan's business. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases, third party equity research reports and other sources.

Transaction Selection Process

 . This analysis reviewed a group of transactions selected based on the following:

   - Acquisition of companies with primary SIC codes of 6211 (Securities Brokers/Dealers)

   -  Minimum transaction size of $200 million

   -  Public or private targets in which 100% of the company was acquired

   -  Deals announced between 10/27/98 and 9/28/00

   -  Deals with publicly available information on terms

   -  Excludes repurchases, minority interests, and hostile transactions

   -  Targets which U.S. Bancorp Piper Jaffray deemed similar to Swan's business

   - This search process yielded 3 transactions for the market makers list which satisfied the selection criteria

   - This search process yielded 10 transactions for the traditional broker/dealers list which satisfied the selection criteria


Project Forest                        30      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

M&A Multiple Analysis

--------------------------------------------------------------------------------------------------------------

Comparable Transaction Analysis - Market Makers                           Comparable Transactions [3]
--------------------------------------------------------------------------------------------------------------

                                                             Swan @$49.00     Low      Mean     Median    High
--------------------------------------------------------------------------------------------------------------

Aggregate Consideration / LTM Revenues (1) (2)                   2.7x         1.8x     3.4x      3.4x     4.9x
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

Comparable Transaction Analysis - Traditional Brokers                     Comparable Transactions [10]
--------------------------------------------------------------------------------------------------------------

                                                            Swan @$49.00      Low     Mean    Median    High
--------------------------------------------------------------------------------------------------------------

Aggregate Consideration / LTM Revenues (1)                      2.7x          0.8x     2.0x     1.6x     4.2x
Aggregate Consideration / LTM Net Income (1)                   27.5x         11.3x    16.6x    16.2x    25.9x
Price / Book (3)                                                2.4x          1.8x     2.7x     2.5x     4.4x
--------------------------------------------------------------------------------------------------------------


(1) Swan's LTM data includes twelve months ended August 31, 2000.
(2) LTM revenues per equity research analysts.
(3) Fully diluted equity value.

Project Forest                        31      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES

M&A Multiple Analysis - Market Makers

                                                                                                               ----------------
                                                                                                               Valuation Metric
                                                                                                               ----------------

                                                                                                NET      NET
                                                                                               SALES    INCOME
  DATE          DATE                                                            EQUITY VALUE    LTM      LTM    EQUITY VALUE/
ANNOUNCED       EFFECTIVE     TARGET NAME             ACQUIROR NAME               ($MIL)      ($MIL)   ($MIL)     LTM SALES
------------------------------------------------------------------------------------------------------------------------------------
09/11/2000      Pending       Spear Leeds & Kellogg   Goldman Sachs Group Inc    $6,324.5   $3,600.00     NA        1.8x        (1)
06/05/2000      Pending       Herzog Heine Geduld     Merrill Lynch & Co Inc      $919.1        NA        NA         NA         (2)
11/18/1999      01/12/2000    Arbitrade Holdings LLC  Knight Trimark Group        $458.3      $92.7     $52.5       4.9x        (3)
                                                                                                       -----------------
                                                                                                       Low          1.8x
                                                                                                       Mean         3.4x
                                                                                                       Median       3.4x
                                                                                                       High         4.9x
                                                                                                       -----------------

(1) Equity value assumes 34.0 million shares issued at the closing price on 9/8/00 of $124.25 per share; Income statement data derived from Prudential equity research analysts for an annualized nine months ended September 30, 2000.
(2) Equity value assumes 17.0 million shares (post 2-for-1 split) issued at the closing price on 6/5/00 of $53.75 per share.
(3) Equity value assumes 10.5 million shares issued at the closing price on 11/17/99 of $43.63 per share; Assumes Arbitrade's nine months net revenue of $69.5 MM and net income of $39.4 MM on an annualized basis.

Data Source: SDC Platinum
11/18/99 - 9/28/00

Project Forest                        32      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES
M&A Multiple Analysis - Traditional Brokers

                                                                                                  TARGET  TARGET
                                                                                                    NET     NET
                                                                                                  SALES   INCOME
  DATE        DATE                                                                EQUITY VALUE     LTM     LTM     BOOK VALUE
ANNOUNCED   EFFECTIVE   TARGET NAME                     ACQUIROR NAME                  ($MIL)     ($MIL)  ($MIL)   ($MIL)
----------------------------------------------------------------------------------------------------------------------------
09/28/2000  Pending     Dain Rauscher Corp              Royal Bank of Canada         $1,409.6   $1,091.4   $87.2    $469.0
08/30/2000  Pending     Donaldson Lufkin & Jenrette     Credit Suisse First Boston   $8,140.0   $8,710.7  $720.8  $4,317.2
07/12/2000  Pending     PaineWebber Group Inc           UBS AG                      $13,940.3   $8,168.2  $537.6  $3,191.0
04/28/2000  06/12/2000  JC Bradford & Co                PaineWebber Group Inc          $620.0     $564.5   $46.7    $178.0
09/28/1999  12/10/1999  Hambrecht & Quist Group Inc     Chase Manhattan Corp         $1,374.0     $495.6   $78.7    $434.2
09/28/1999  03/16/2000  Ragen MacKenzie Group Inc       Wells Fargo & Co               $257.3      $84.4   $15.9    $120.6
08/31/1999  12/01/1999  OLDE Financial Corp             H&R Block Inc                  $850.0     $384.0   $56.7    $386.5
06/17/1999  08/13/1999  First Marathon Inc              National Bank of Canada        $486.6     $116.3   $24.6    $276.9
04/26/1999  10/01/1999  EVEREN Capital Corp             First Union Corp             $1,171.7     $817.3   $69.2    $420.0
10/27/1998  04/01/1999  Interstate/Johnson Lane Inc     Wachovia Corp                  $210.8     $257.6   $14.7    $103.6

-------------------------------------------------
              Valuation Metrics
-------------------------------------------------

            EQUITY
 EQUITY     VALUE/ EQUITY
 VALUE/    LTM NET VALUE/  1 DAY  1 WEEK  1 MONTH
 LTM SALES INCOME  BOOK   PREMIUM PREMIUM PREMIUM
------------------------------------------------
  1.3x     16.2x   3.0x    18.9%   24.0%   18.3%   (1)
  0.9x     11.3x   1.9x    9.9%    49.2%   70.4%   (2)
  1.7x     25.9x   4.4x    47.2%   64.0%   50.8%   (3)
  1.1x     13.3x   3.5x    NA      NA      NA      (4)
  2.8x     17.5x   3.2x    21.8%   26.2%   30.3%
  3.1x     16.1x   2.1x    16.2%   11.8%   33.7%   (5)
  2.2x     15.0x   2.2x    NA      NA      NA
  4.2x     19.8x   1.8x    -7.1%   0.0%    -1.0%   (6)
  1.4x     16.9x   2.8x    26.5%   32.0%   48.5%   (7)
  0.8x     14.3x   2.0x    -7.7%   10.1%   3.7%    (8)

-------------------------------------------------------
Low       0.8x  11.3x    1.8x    -7.7%   0.0%    -1.0%
Mean      2.0x  16.6x    2.7x    15.7%   27.2%   31.8%
Median    1.6x  16.2x    2.5x    17.6%   25.1%   32.0%
High      4.2x  25.9x    4.4x    47.2%   64.0%   70.4%
-------------------------------------------------------
(1) Assumes 12.88 million shares and 1.96 million CSEs acquired for $95.00 per share.

(2) Assumes 127.85 million shares acquired for $90.00 per share for the public shareholders, plus $5.75 billion in stock and $2.39 billion in cash for AXA Financial and affiliates. Net Sales and Net Income reflect the last twelve months ending June 30, 2000.

(3) Assumes 147.8 million common shares and 41.9 million CSEs at $73.50 per share; LTM revenue and net income is twelve months ended June 30, 2000, and book value per 10-Q ended June 30, 2000.

(4) Per Press Release dated 4/28/00; Income statement and balance sheet items per U.S. Bancorp Piper Jaffray.

(5) Per Press Release date 3/16/00; Each Ragen MacKenzie share is exhanged for
    0.5208 shares of Wells Fargo & Co common stock. Per 10-K; LTM revenue and net income is twelve months ended Sept. 24, 1999, and book value is at Sept. 24, 1999.

(6) Per Press Release dated 6/17/99; Exchange Ratio of .683 CD per US Dollar

(7) Assumes 35.2 million common shares and 3.0 million CSEs at $30.53 per share.

(8) Assumes 6.52 million common shares and 0.2 CSEs at $31.37 per share.

Data Source: SDC Platinum
10/27/98 - 9/28/00

Project Forest                         33     [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

                         DISCOUNTED CASH FLOW ANALYSIS




















Project Forest

                                                                 ADVANCING IDEAS


SUMMARY OF ANALYSES

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

 . The Discounted Cash Flow (DCF) Analysis is used to calculate a range of theoretical values for Swan based on (i) the present value of implied future cash flows of Swan's business, and (ii) a terminal value which is an estimate of future value of Swan's business.

 . Terminal values were estimated using both a net income and book value multiple.

 . Swan's projected financial data for years ending May 31, 2001 through 2004 is based on projections provided by Swan's management.

 . For purposes of this analysis, we used a range of discount rates of 18% to 22%, a range of terminal net income multiples of 18.0x to 22.0x, and a range of terminal book value multiples of 2.0x to 3.0x.



Project Forest                         35    [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS


SUMMARY OF ANALYSES
Discounted Cash Flow Analysis

-------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - P/E Terminal Multiple (1)
-------------------------------------------------------------------------------------------
                                            Swan @$49.00    Low     Midpoint        High
-------------------------------------------------------------------------------------------
Aggregate Consideration Value Per Share        $49.00     $30.95     $35.75       $41.06
-------------------------------------------------------------------------------------------

(1) Based on discount rates of 18% - 22% and terminal P/E multiples of 18.0x - 22.0x.

-------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Price/Book Terminal Multiple (1)
-------------------------------------------------------------------------------------------
                                            Swan @$49.00    Low     Midpoint        High
-------------------------------------------------------------------------------------------
Aggregate Consideration Value Per Share        $49.00     $32.65     $41.75       $51.91
-------------------------------------------------------------------------------------------

(1) Based on discount rates of 18% - 22% and terminal Price/Book multiples of 2.0x - 3.0x.


Project Forest                         36     [LOGO OF US BANCORP PIPER JAFFRAY]

SUMMARY OF ANALYSES
Discounted Cash Flow Analysis - P/E Multiple
--------------------------------------------------------------------------------

Year Ended May 31
$ in 000s except per share data

                                            ----------------------------------------------------------------
                                                               Discounted Cash Flow Analysis(1)
                                            ----------------------------------------------------------------
                                              Eight Months
                                             Ended May 31,
                                                      2001             2002            2003            2004
                                            ----------------------------------------------------------------
NET INCOME                                         $21,485          $31,417         $51,994         $64,933

Depreciation and Amortization                       $9,744          $20,865         $27,115         $33,365

Capital Expenditures                              ($16,667)        ($25,000)       ($25,000)       ($25,000)
                                            ----------------------------------------------------------------
EQUITY FREE CASH FLOWS                             $14,562          $27,282         $54,109         $73,298

Plus: Terminal Value @ 20.0x LTM Net Income                                                      $1,298,655
                                            ----------------------------------------------------------------
TOTAL EQUITY CASH FLOW                             $14,562          $27,282         $54,109      $1,371,953

--------------------------------------------------------------------------------
NET PRESENT VALUE CALCULATION
--------------------------------------------------------------------------------

NPV of Free Cash Flow                                                  $103,867
NPV of Terminal Value                                                  $665,522
                                                                     -----------
EQUITY VALUE @10/1/00                                                  $769,390

Fully Diluted Shares Outstanding (2)                                 21,523,926
EQUITY VALUE PER SHARE                                                   $35.75

--------------------------------------------------------------------------------
ASSUMPTIONS
--------------------------------------------------------------------------------

  Net Income Multiple:                                                     20.0x
  Discount Rate:                                                           20.0%
  Tax Rate:                                                                40.0%


--------------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
--------------------------------------------------------------------------------

                                                      DISCOUNT RATE
                                             18.0%       20.0%        22.0%
                                         ---------------------------------------
     NET                        18.0x       $745,541     $702,838      $663,282
   INCOME                       20.0x       $816,324     $769,390      $725,920
  MULTIPLE                      22.0x       $887,106     $835,942      $788,558
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
--------------------------------------------------------------------------------

                                                       DISCOUNT RATE
                                               18.0%       20.0%          22.0%
                                         ---------------------------------------
    NET                         18.0x         $34.67       $32.74        $30.95
   INCOME                       20.0x         $37.86       $35.75        $33.78
  MULTIPLE                      22.0x         $41.06       $38.75        $36.61
--------------------------------------------------------------------------------

(1) Projections per Swan's management.
(2) Based on DCF implied per share value.


Project Forest                         37        [LOGO US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

SUMMARY OF ANALYSES
Discounted Cash Flow Analysis - Price/Book Multiple

--------------------------------------------------------------------------------

Year Ended May 31
$ in 000s except per share data


                                           -------------------------------------------------------------------
                                                               Discounted Cash Flow Analysis(1)
                                           -------------------------------------------------------------------
                                             Eight Months
                                            Ended May 31,
                                                     2001              2002            2003            2004
                                           -------------------------------------------------------------------
NET INCOME                                        $21,485           $31,417         $51,994         $64,933

Depreciation and Amortization                      $9,744           $20,865         $27,115         $33,365

Capital Expenditures                             ($16,667)         ($25,000)       ($25,000)       ($25,000)
                                           -------------------------------------------------------------------
EQUITY FREE CASH FLOWS                            $14,562           $27,282         $54,109         $73,298

Plus: Terminal Value @ 2.5x Price/Book (2)                                                       $1,558,341
                                           -------------------------------------------------------------------
TOTAL EQUITY CASH FLOW                            $14,562           $27,282         $54,109      $1,631,639

--------------------------------------------------------------------------------
NET PRESENT VALUE CALCULATION
--------------------------------------------------------------------------------

NPV of Free Cash Flow                                                 $103,867
NPV of Terminal Value                                                 $798,604
                                                                   -------------
EQUITY VALUE @10/1/00                                                 $902,471

Fully Diluted Shares Outstanding (3)                                21,615,250
EQUITY VALUE PER SHARE                                                  $41.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSUMPTIONS
--------------------------------------------------------------------------------
   Price / Book Multiple:                                                2.5x
   Discount Rate:                                                       20.0%
   Tax Rate:                                                            40.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
--------------------------------------------------------------------------------

                                                   DISCOUNT RATE
                                        18.0%           20.0%           22.0%
                               -------------------------------------------------
   PRICE/                 2.0x       $787,991        $742,750        $700,847
    BOOK                  2.5x       $957,864        $902,471        $851,175
  MULTIPLE                3.0x     $1,127,737      $1,062,192      $1,001,503

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
--------------------------------------------------------------------------------

                                                    DISCOUNT RATE
                                        18.0%          20.0%           22.0%
                               -------------------------------------------------
   PRICE/                 2.0x         $36.59         $34.54          $32.65
    BOOK                  2.5x         $44.25         $41.75          $39.44
  MULTIPLE                3.0x         $51.91         $48.95          $46.22

--------------------------------------------------------------------------------
(1) Projections per Swan's management.
(2) Projected Book Equity of $623.3 million, as of May 31, 2004.
(3) Based on DCF implied per share value.

Project Forest                         38     [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

                                  APPENDIX A:


                 HISTORICAL & PROJECTED FINANCIAL INFORMATION



















Project Forest

                                                                 ADVANCING IDEAS


HISTORICAL AND PROJECTED FINANCIAL INFORMATION

$ in millions except per share data

                                       ------------------------------------------------------------------
                                                             Swan's  Projections (2)
                                       ------------------------------------------------------------------

Financial Summary - Swan      LTM (1)    FY 2001    FY 2002    FY 2003     FY 2004    CY 2000    CY 2001
                             --------  ---------------------------------------------  -------------------
Revenue                       $400.9     $386.0     $482.4     $800.9     $1,001.1     $385.9     $442.2
Net Income                     $30.9      $22.9      $31.4      $52.0      $64.9        $26.9      $27.9

(1) Latest twelve months ("LTM") ending August 31, 2000; includes $3.97 million gain on Aether investment.

(2) Projections per Swan's management.


Project Forest                         40     [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

                                  APPENDIX B:

                   COMPARABLE PUBLIC COMPANY ANALYSIS DETAIL




















Project Forest

                                                                 ADVANCING IDEAS

COMPARABLE PUBLIC COMPANY ANALYSIS DETAIL

($ in millions except per share)

                                      -----------------------------------------
                                            Latest Twelve Months ("LTM") Data                                            10/9/00
                                      -----------------------------------------                   AVERAGE                 STOCK
                                        LTM                               NET       MARKET         DAILY      STOCK      PRICE AS
TICKER                                QUARTER                 NET        MARGIN      VALUE         VOLUME     PRICE      A % OF 52
SYMBOL            COMPANY               DATE    REVENUES    INCOME        (%)     OF EQUITY (2)    (000S)    10/9/00     WEEK HIGH
------  --------------------------    -------   --------    ------      -------   -------------   -------    -------     ---------

ONLINE BROKERS
--------------
amtd    Ameritrade Hldg Corp            6/00      $586.8    ($42.6) (3)      NM     $2,487.1      2,803.9     $14.13      45.6%
sch     Charles Schwab Corp             6/00    $4,878.3    $759.9  (4)    15.6    $41,499.8      5,595.7     $29.13      65.1%
dir     Dljdirect                       6/00      $329.4      $1.7          0.5       $635.1        324.6      $6.19      31.0%
egrp    E Trade Group Inc               6/00    $1,194.9    ($28.0) (5)      NM     $4,421.7      6,251.3     $14.06      35.2%
twe     Td Waterhouse Grp Inc           7/00    $1,469.1    $189.1         12.9     $6,244.6        556.0     $16.44      60.9%

       -------------------------------------------------------------------------------------------------------------------------
        LOW                                                                 0.5                                           31.0%
        MEAN                                                                9.7                                           47.5%
        MEDIAN                                                             12.9                                           45.6%
        HIGH                                                               15.6                                           65.1%
       -------------------------------------------------------------------------------------------------------------------------

MARKET  MAKERS
--------------
itg     Investment Technology Gp Inc    6/00      $281.7     $62.0 (6)     22.0     $1,129.6        157.8     $34.75      66.0%
nite    Knight Trading Group Inc        6/00    $1,222.3    $263.3 (7)     21.5     $3,225.1      4,570.6     $25.06      41.7%
lab     Labranche & Co Inc              6/00      $263.9     $63.4         24.0     $1,426.8        114.2     $29.31      78.2%

       -------------------------------------------------------------------------------------------------------------------------
        LOW                                                                21.5                                           41.7%
        MEAN                                                               22.5                                           61.9%
        MEDIAN                                                             22.0                                           66.0%
        HIGH                                                               24.0                                           78.2%
       -------------------------------------------------------------------------------------------------------------------------

        Swan                            8/00      $400.9 (8) $30.9          7.7       $537.6        390.9     $25.25      42.6%

                                         -----------------------
                                           52 Week Price Range
TICKER                                   -----------------------
SYMBOL            COMPANY                  LOW              HIGH
------  --------------------------       ------            -----

ONLINE BROKERS
--------------
amtd    Ameritrade Hldg Corp             $10.50   -       $31.00
sch     Charles Schwab Corp              $17.96   -       $44.75
dir     Dljdirect                         $6.06   -       $19.94
egrp    E Trade Group Inc                $13.13   -       $40.00
twe     Td Waterhouse Grp Inc            $11.44   -       $27.00

MARKET MAKERS
-------------
itg     Investment Technology Gp Inc      17.81   -        52.69
nite    Knight Trading Group Inc          21.69   -        60.06
lab     Labranche & Co Inc                 9.06   -        37.50

        Swan                             $20.38   -       $59.25


Financial data provided by Compustat Data Service.
(1) Operating Income is figured after Depreciation and Amortization.
(2) Market Value based on fully diluted shares; treasury stock method applied.
(3) Excludes Equity loss of $19.4 million.
(4) Excludes $68.6 million merger related charge.
(5) Net Income excludes $35.0 million merger related charge.
(6) Net Income excludes $(.2) million in spinoff costs.
(7) Net Income excludes $5.8 million in merger costs.
(8) LTM Revenue includes $3.97 million gain on Aether investment.

Project Forest                        42      [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

COMPARABLE PUBLIC COMPANY ANALYSIS DETAIL

($ in millions except per share)


                                    ----------------------- ------------ ---------------------------
                                          P/E Ratios          P/B Ratio       Revenue Multiples
                                    ----------------------- ------------ ---------------------------             AVERAGE     2000
                                                              FD MARKET  "EQUITY                        CORE     CUSTOMER  CAL. P/E
                              FISCAL LATEST   2000     2001    CAP /     VALUE"/  "EQUITY   "EQUITY   BROKERAGE  ASSETS/   AS A % OF
                               YEAR  TWELVE CALENDAR CALENDAR  BOOK       LTM     VALUE"/   VALUE"/   ACCOUNTS    CORE    5-YEAR EP
    COMPANY                     END  MONTHS    YEAR    YEAR    VALUE     REVENUE   CY 2000   CY 2001    (000S)   ACCOUNT     GROWTH
---------------------------   ------ ------ -------- -------- ---------  -------- --------  --------- ---------  -------- ----------

ONLINE BROKERS
--------------
Ameritrade Hldg Corp            9/99    NEG      NM   16.4x    11.5x      4.2x       4.0x       2.7x      1,165    $29,871       NM
Charles Schwab Corp            12/99  49.4x   44.8x   37.5x    10.9x      8.5x       7.2x       6.2x      7,300   $137,438      2.1
Dljdirect                      12/99     NM      NM   38.7x     2.6x      1.9x       1.7x       1.3x      1,000    $28,000       NM
E Trade Group Inc               9/99    NEG      NM   50.2x     2.4x      3.7x       3.2x       2.2x      2,722    $20,829      NEG
Td Waterhouse Grp Inc          10/99  32.9x   29.9x   20.5x     2.9x      4.3x       3.9x       3.4x      3,011    $54,002      1.3

----------------------------------------------------------------------------------------------  -----------------------------------
LOW                                   32.9X   29.9X   16.4X     2.4X      1.9X       1.7X       1.3X      1,000    $20,829      1.3
MEAN                                  41.1X   37.3X   32.7X     6.1X      4.5X       4.0X       3.2X      3,040    $54,028      1.7
MEDIAN                                41.1X   37.3X   37.5X     2.9X      4.2X       3.9X       2.7X      2,722    $29,871      1.7
HIGH                                  49.4X   44.8X   50.2X    11.5X      8.5X       7.2X       6.2X      7,300   $137,438      2.1
----------------------------------------------------------------------------------------------  -----------------------------------

MARKET MAKERS
-------------

Investment Technology Gp Inc   12/99  18.4x   17.1x   14.1x     6.8x      4.0x       3.8x       3.2x         NA         NA      0.8
Knight Trading Group Inc       12/99  10.9x   11.5x   10.6x     4.6x      2.6x       2.4x       2.0x         NA         NA      0.4
Labranche & Co Inc             12/99  20.5x   17.8x   15.6x     4.4x      5.4x         NA         NA         NA         NA      1.0

----------------------------------------------------------------------------------------------  -----------------------------------
LOW                                   10.9X   11.5X   10.6X     2.4X      2.6X       2.4X       2.0X         NA         NA      0.4
MEAN                                  16.6X   15.5X   13.4X     5.2X      4.0X       3.1X       2.6X         NA         NA      0.8
MEDIAN                                18.4X   17.1X   14.1X     4.6X      4.0X       3.1X       2.6X         NA         NA      0.8
HIGH                                  20.5X   17.8X   15.6X     6.8X      5.4X       3.8X       3.2X         NA         NA      1.0
----------------------------------------------------------------------------------------------  -----------------------------------
Swan(2)                         5/00  14.2x   20.0x   19.3x     1.2x      1.3x       1.4x       1.2x        269    $41,651      0.4

                                 -------------------------------  ----------------------
                                  Actual and Projected EPS (1)       Revenue Estimates
                                 -------------------------------  ----------------------
                                             2000        2001        2000         2001
                                  EPS      CALENDAR    CALENDAR    CALENDAR     CALENDAR
    COMPANY                      (LTM)       YEAR        YEAR        YEAR         YEAR
-----------------------------    -------- ----------  ----------  ----------  ----------

ONLINE BROKERS
--------------
Ameritrade Hldg Corp            ($0.12)     $0.12       $0.86         $623         $924
Charles Schwab Corp              $0.59      $0.65       $0.78       $5,751       $6,647
Dljdirect                        $0.02      $0.02       $0.16         $378         $477
E Trade Group Inc               ($0.22)     $0.02       $0.28       $1,403       $2,020
Td Waterhouse Grp Inc            $0.50      $0.55       $0.80       $1,582       $1,827

----------------------------
LOW
MEAN
MEDIAN
HIGH
----------------------------

MARKET MAKERS
-------------

Investment Technology Gp Inc     $1.89      $2.03       $2.47         $300         $358
Knight Trading Group Inc         $2.29      $2.17       $2.37       $1,367       $1,613
Labranche & Co Inc               $1.43      $1.65       $1.88           NA           NA

----------------------------
LOW
MEAN
MEDIAN
HIGH
----------------------------
Swan(2)                          $1.78     $1.27        $1.31         $386         $442

(1) Estimates provided as of 10/9/00 by First Call and IBES.
(2) Estimates provided by Swan's management; LTM Revenue and EPS include $3.97 million gain on Aether investment; LTM EPS excludes discontinued operations and is fully diluted, based on treasury stock method.


Project Forest                         43     [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS


COMPARABLE PUBLIC COMPANY ANALYSIS DETAIL

($ in millions except per share)

                                                                 FISCAL YEAR                                FISCAL YEAR
                                                                     END                                        END
                                                                  COMPOUND                                   COMPOUND
                                     --------------------------    REVENUE %   ---------------------------     EPS %
                                              Revenues              GROWTH         Earnings Per Share         GROWTH        5-YEAR
                                     --------------------------    RATES (1)   ---------------------------   RATES (1)    ESTIMATED
                             LATEST                      LATEST  (-2 YEARS TO                       LATEST (-2 YEARS TO     EPS %
        COMPANY               YEAR   -2 YEARS  -1 YEAR    YEAR   LATEST YEAR)  -2 YEARS   -1 YEAR    YEAR   LATEST YEAR) GROWTH Rate
-------------------------    ------  --------  -------   ------  ------------  --------   -------   ------  ------------ -----------
ONLINE BROKERS
--------------
Ameritrade Hldg Corp           9/99    $92.2    $158.3    $315.2      84.9        $0.08     $0.00    $0.07     -8.3         34.8
Charles Schwab  Corp          12/99 $2,845.2  $3,388.1  $4,713.2      28.7        $0.23     $0.29    $0.49     45.8         21.5
Dljdirect                     12/99    $67.2    $117.9    $238.1      88.2           NA        NA    $0.07       NA         33.0
E Trade Group Inc              9/99   $234.1    $335.8    $694.8      72.3        $0.10    ($0.01)  ($0.23)      NM         35.3
Td Waterhouse Grp Inc         10/99   $446.6    $614.5  $1,153.1      60.7           NA     $0.15    $0.28       NA         22.6

------------------------------------------------------------------------------------------------------------------------------------
Low                                                                   28.7                                     -8.3         21.5
Mean                                                                  66.9                                     18.7         29.4
Median                                                                72.3                                     18.7         33.0
High                                                                  88.2                                     45.8         35.3
------------------------------------------------------------------------------------------------------------------------------------

MARKET MAKERS
-------------

Investment Technology Gp Inc  12/99   $137.0    $212.2    $232.0      30.1        $0.93     $1.48   $1.48      26.3         21.0
Knight Trading Group Inc      12/99   $226.6    $355.8    $800.8      88.0        $0.54     $0.70   $1.52      67.8         28.3
Labranche & Co Inc            12/99    $67.6    $126.4    $201.0      72.4           NA     $0.06   $0.72        NA         17.3

------------------------------------------------------------------------------------------------------------------------------------
Low                                                                   30.1                                     26.3         17.3
Mean                                                                  63.5                                     47.0         22.2
Median                                                                72.4                                     47.0         21.0
High                                                                  88.0                                     67.8         28.3
------------------------------------------------------------------------------------------------------------------------------------

Swan                           5/00   $138.8    $207.9    $385.8      66.7        $0.45     $1.29   $1.86     103.3         55.0


(1) Calculated using three data points.

Project Forest                         44     [LOGO OF US BANCORP PIPER JAFFRAY]

                                                                 ADVANCING IDEAS

COMPARABLE PUBLIC COMPANY ANALYSIS DETAIL

($ in millions except per share)

                                 ------------------------------
                                           Book Value
                                 ------------------------------
                                 QUARTERLY          QUARTERLY       RECENT        FULLY DILUTED       FULLY DILUTED
                                 INTANGIBLE       STOCKHOLDERS'     PRICE             SHARES             MARKET
       COMPANY                     ASSETS            EQUITY        10/9/00    X     (000S) (1)    =   CAPITALIZATION
----------------------------     ----------       -------------    -------        -------------       --------------

ONLINE BROKERS
--------------

Ameritrade Hldg Corp                $12.8            $215.4         $14.13             176,075           $2,487.1
Charles Schwab Corp                 $45.1          $3,798.7         $29.13           1,424,886          $41,499.8
Dljdirect                            $0.0            $245.4          $6.19             102,650             $635.1
E Trade Group Inc                    $0.0          $1,859.6         $14.06             314,431           $4,421.7
Td Waterhouse Grp Inc              $654.1          $2,187.6         $16.44             379,901           $6,244.6

MARKET MAKERS
-------------

Investment Technology Gp Inc         $0.8            $167.3         $34.75              32,506          $1,129.6
Knight Trading Group Inc            $18.5            $706.1         $25.06             128,684          $3,225.1
Labranche & Co Inc                 $170.3            $326.5         $29.31              48,675          $1,426.8

Swan                                 $0.0            $450.8         $25.25              21,293            $537.6

(1) Fully diluted shares calculated using the treasury stock method.

Project Forest                        45      [LOGO OF US BANCORP PIPER JAFFRAY]